viveve™

A woman's **sexual satisfaction** is fundamental.
Talking about it is monumental.



Corporate Presentation

Safe Harbor Statement

All statements in this presentation that are not based on historical fact are "forward looking statements". While management has based any forward looking statements included in this release on its current expectations, the information on which such expectations were based may change. These forward looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not limited to, the fluctuation of global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are to be detailed in our periodic and current reports available for review at www.sec.gov. Furthermore, we operate in a highly competitive and rapidly changing environment where new and unanticipated risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. We disclaim any intention to, and undertake no obligation to, update or revise forward-looking statements.

Company Highlights

viveve

Significant Market Opportunities	• Total accessible global market opportunity of $7B over the next 4 years • Commercialization underway in Europe, Canada, Hong Kong and Japan ~$2.4B market opportunity • Inexpensive/well-defined US commercialization path provides access to ~$2B market • 510(k) for general surgery filed; de novo 510(k) IDE planned for vaginal laxity
Safe & Effective Procedure Backed by Proprietary Technology	• Safe, painless, 30 minute in-office procedure requiring no anesthesia • Safety and effectiveness demonstrated in 2 clinical trials conducted in the US and Japan • Technology backed by proprietary, perpetual and exclusive IP licenses and additional patents
Well Positioned for Rapid Growth	• Signed 4 new distributors in 2015 covering 10 additional countries to support commercial launch • Self-pay; no reimbursement exposure to drive adoption • Revenue generating procedure for physicians • Recurring revenue opportunity from single-use treatment tip sales
Experienced Management Team	• High-caliber management team with extensive industry and public company experience • Demonstrated ability to build profitable new markets across multiple market segments • In-depth industry knowledge and contacts
Strong Support From Sophisticated Advisors and Investors	• World-class Scientific Advisory Board • Healthcare-focused institutional investors include 5AM, GBS and Alta Bioequities • $33M of equity capital invested since inception

Company Overview

- Viveve is a women's health company focused on the commercialization of a revolutionary, non-surgical, non-ablative medical device to remodel collagen and restore vaginal tissue
- Viveve System uses patented, reverse-thermal gradient radio frequency (RF) technology to tighten the tissues of the vaginal introitus (opening)
- Exclusive, perpetual intellectual property license agreement with Ed Knowlton (Thermage patent portfolio)
- Currently commercializing outside the US representing $5B market opportunity[1]
- Clear and inexpensive FDA pathway to access $2B US market opportunity[1]



viveve

(1) Source includes: Viveve Quantitative Consumer Research, conducted June 2009, U.S. Census data, WHO census data and company estimates.

Significant Unmet Need

viveve

Vaginal Laxity is a significant concern for women

- Vaginal childbirth overstretches the vaginal introitus (opening)
  - ✓ Feeling of "Looseness"
  - ✓ Diminished sensation during sexual intercourse
  - ✓ Reduction in sexual satisfaction
- Current solutions are invasive or lack efficacy
  - ✓ Pelvic floor exercises, (e.g., Kegels)
  - ✓ Surgical procedures (e.g., Laser Vaginal Rejuvenation or Vaginoplasty)
    - Nearly 115,000[(1)] surgical procedures performed annually

In a survey of 524 US OB/GYNs, vaginal laxity is the #1 reported post-delivery physical change for women[(2)].

In a survey of 421 US women, nearly half of respondents feel vaginal laxity is a concern post-childbirth[(2)].

viveve

(1) ISAPS International Survey on Aesthetic/Cosmetic Procedures Performed in 2013.
(2) Viveve Quantitative Consumer Research, conducted 2009.

Global Post-Partum Market Opportunity(1)

viveve



Women Between 25-45 Years Old:
41MM
Women With Household Income > $70k:
~ 33% = 13.5MM
Women Who Are Mothers:
~ 70% = 9.5MM
Mothers Who Have
Given Birth Vaginally:
~ 68% = 6.5MM
Mothers for Whom
Vaginal Laxity is
A Concern:
~ 48%
or 3.1MM
Viveve's
Target Market
in the US
$600 Consumable
Sales / Procedure
~$2B

Cumulative Market Potential	
Canada	$150 M
Hong Kong	$50 M
Japan	$700 M
Europe	$1,500 M
Total Existing MKT	**$2.4 B**
Latin America	$750 M
China	$900 M
SE Asia (rest)	$950 M
Total Near-Term MKT	**$5.0 B**

Total accessible global market opportunity of $7B over the next 4 years

viveve

(1) Source includes: Viveve Quantitative Consumer Research, conducted June 2009, U.S. Census data, WHO census data and company estimates.

US Regulatory Pathway

viveve

<u>CE Mark and Health Canada Indication</u>:

The Viveve System is indicated for the treatment of the vaginal introitus after childbirth to improve sexual function

- FDA in-person meeting confirmed that to obtain same indication will require:
  - ✓ *de novo* 510K pathway
  - ✓ Patient reported outcomes - acceptable endpoints for indication
  - ✓ Completion of Good Laboratory Practice (GLP) required before final Investigational Device Exemption (IDE) submission
  - ✓ Submission of IDE targeted for Q1 2016
- Existing 510K clearance on earlier version of Viveve System issued December 2008
  - ✓ *Special 510K submitted for design enhancements Q1 2015*
  - ✓ *Indication for use: …general surgical procedures for coagulation and hemostasis*

viveve

The Viveve Solution

viveve

The Viveve® System utilizes a globally patented, reverse-thermal gradient technology based on RF energy that is clinically proven

System is composed of two main components:


2
1
viveve

1. Physician operated table-top device
2. Single-use consumable treatment tip

The Viveve Procedure

viveve

Only clinically proven & effective, non-surgical procedure for vaginal laxity


viveve

- Treatment tip delivers pulses to the tissue
- Each pulse lasts approximately 8 seconds
- Total procedures consists of ~105 pulses
- **Total procedure lasts only 30 minutes**

viveve

Customer Benefits

viveve

Physician Benefits

- Technically simple procedure with low risk
- Self-pay / cash procedure avoids reimbursement challenges
  - Potential new source of significant in-office revenue

84% of surveyed physicians were interested in performing the procedure[1]

Patient Benefits

- 30 minute in-office / outpatient procedure
- No anesthesia required
- Non-ablative and non-surgical
- Little or no downtime / recovery period
- Improved vaginal tightness[2][3]
- Increased sexual satisfaction[2][3]

55% of surveyed women in Viveve's target demographic agreed or strongly agreed that ***"this vaginal tightening procedure is for me"*** after hearing the concept statement of the procedure[1]

(1) Based on Viveve's Market Research, conducted 2009.
(2) Yuki Sekiguchi, Yukari Utsugisawa, Yoko Azekosi, Manami Kinjo, Mihyon Song, Yodhinobu Kubota, Sheryl A. Kingsberg, and Michael L. Krychman. *Laxity of the Vaginal Introitus After Childbirth: Nonsurgical Outpatient Procedure for Vaginal Tissue Restoration and Improved Sexual Satisfaction Using Low-Energy Radiofrequency Thermal Therapy.* Journal of Women's Health, September, 2013.
(3) Leah S Millheiser, MD, Rachel N Pauls, MD, Seth Jordan Herbst, MD, and Bertha H Chen, MD. *Radiofrequency Treatment of Vaginal Laxity after Vaginal Delivery: Nonsurgical Vaginal Tightening.. Journal of Sexual Medicine, September 2010.*

Mechanism of Action

1. Application of low-dose, non-ablative RF energy
2. Activation of fibroblasts which produce new collagen fibers in the vaginal tissue
3. Initiation of tissue response with collagen remodeling
4. Collagen restoration process takes place over time, usually within 30-90 days after the treatment
5. Collagen remodeling improves the integrity of the genital pelvic tissue in close proximity with the clitoral body resulting in improved sexual function



The Viveve treatment tip delivers pulses of heat to the collagen fibers while also cooling the surface.

Successful Clinical Study Results

viveve

Animal Safety Studies[1]	US Study[2]	Japan Study[3]
• **Subjects:** 38 sheep • **Objective:** Utilize RF therapy to stimulate tissue response, titrate dosing levels and confirm safety • **Treatments:** 3-5 total treatment passes using 60 J/cm2 – 200 J/cm2 energy levels • **Observations:** Biopsies were taken at 1 week, 1, 3 and 6 month intervals and compared to control sheep histology samples	• **Subjects:** 24 healthy women • **Objective:** Determine the human patient response to radio frequency therapy • **Treatments:** 3 subjects treated at 60 J/cm2, 3 subjects at 75 J/cm2 and 18 subjects at 90 J/cm2 • **Observations:** Self-reported questionnaires administered at 1, 3, 6 and 12 months post-treatment	• **Subjects:** 30 healthy women • **Objective:** Determine the human patient response to radio frequency therapy • **Treatments:** 30 subjects treated at 90 J/cm2, 5 treatment passes • **Observations:** Self-reported questionnaires administered at 1, 3, 6 and 12 months post-treatment

(1) 22 sheep utilized in studies to date. Supplemantary GLP testing will involve an additional 16 sheep.
(2) Leah S Millheiser, MD, Rachel N Pauls, MD, Seth Jordan Herbst, MD, and Bertha H Chen, MD. *Radiofrequency Treatment of Vaginal Laxity after Vaginal Delivery: Nonsurgical Vaginal Tightening.. Journal of Sexual Medicine, September 2010.*
(3) Yuki Sekiguchi, Yukari Utsugisawa, Yoko Azekosi, Manami Kinjo, Mihyon Song, Yodhinobu Kubota, Sheryl A. Kingsberg, and Michael L. Krychman. *Laxity of the Vaginal Introitus After Childbirth: Nonsurgical Outpatient Procedure for Vaginal Tissue Restoration and Improved Sexual Satisfaction Using Low-Energy Radiofrequency Thermal Therapy.* Journal of Women's Health, September, 2013.

viveve

Positive Laxity Outcomes – US & Japan

viveve

The Viveve Treatment restored vaginal tightness to pre-childbirth levels



US STUDY
Degree of Vaginal Laxity/Tightness
6.0
5.0
4.0
3.0
2.0
1.0
5.3
p<0.0001
2.6
4.8
p<0.0001
Prior to Delivery
Baseline
Month 1
Month 3
Month 6
Month 12
(n=18)
(n=12)



JAPAN STUDY
Degree of Vaginal Laxity/Tightness
5.0
4.0
3.0
2.0
1.0
4.1
p<0.0001
2.4
4.0
p<0.0001
Prior to Delivery
Baseline
Month 1
Month 3
Month 6
Month 12
(n=30)
(n=24)

At twelve months[1]:

- ***88% of women reported increased vaginal tightness***
- ***Women experienced a statistically significant 68% mean improvement in their vaginal laxity scores***
- ***NO serious adverse events reported***

viveve

Note: Proprietary questionnaires were provided to all subjects, who rated their laxity on a scale of 1-7.
(1) Based on combined data from both studies.

VIveve Treatment of the Vaginal Introitus to EValuate Efficacy

- Randomized, blinded and sham controlled OUS study
- Enrolling 113 patients at up to 10 clinical sites in Europe and Canada
- Primary Endpoint: Proportion of patients reporting no vaginal laxity at 6 months versus the sham group on: VSQ
- Secondary Endpoints: % change in mean score on: VALI, FSFI, FSDS-R
- Timeline:

  Q4 2014 - Began Enrollment

  Q1 2015 - Completed Enrollment

  Q3 2015 - Interim Analysis: 50% of patients at 3 months

  Q4 2015 - Final Data Analysis - Study Complete

VSQ: Viveve System Questionnaire
FSFI: Female Sexual Function Index
VALI: Vaginal Laxity Inventory
FSDS-R: Female Sexual Distress Scale - Revised

Commercial Launch Strategy

viveve

- Select countries with large and demonstrative market opportunities
- Establish strong distribution network in all countries – direct in US
- Build brand and market awareness using clinical data and KOL acceptance



P Russia
L Europe
China
P
Japan
L
P Middle East
L Hong Kong
P Southeast Asia
Canada
L
P US
Latin America
P
L Viveve® System Available
P Viveve® System Launch Pending

viveve

Proprietary Intellectual Property

viveve

Licenses

- Viveve has royalty-free, perpetual, fully paid-up rights to pivotal patents, including their foreign and other derivatives from:
  - ✓ Ed Knowlton (inventor of RF patents for tissue tightening assigned to Thermage, Inc.[1], now Valeant Pharmaceuticals International, Inc.) exclusively in the "Field" defined as vaginal tissue; and
  - ✓ Stellartech (manufacturer for Thermage and Viveve) for all Thermage patents required to manufacture and develop product within the Field

Patents

- Viveve has an exclusive right to 9 issued U.S. patents covering the Viveve System and methods of use, including their foreign derivatives
- Viveve has 12 issued foreign patents
- Viveve has also filed 2 pending US patent applications and 17 pending foreign patent applications

viveve

(1) Thermage® is an innovative, non-invasive radiofrequency (RF) procedure for tightening and contouring skin sold by Valeant.

Experienced Management Team

viveve

Patricia Scheller - CEO & Director

- Over 25 years in medical device and consumer product companies
- Joined Viveve in May 2012
- Responsible for launching the PALMAZ-SCHATZ® balloon-expandable stent, the first stent to achieve over a billion dollars in sales

Scott Durbin - CFO

- 20 years in lifescience corporate finance and strategy
- Joined Viveve in January 2013
- Previously an investment banker in the healthcare and M&A groups at Lehman Brothers Inc., with a focus on the life science industry

James Atkinson – CBO & President

- Over 30 years in medical device sales & commercialization
- Joined Viveve in February 2015
- Founding principal at Ulthera, which was purchased by Merz Aesthetics for $600 million in June 2014

Alan Curtis - VP Clinical & Regulatory

- Over 30 years in clinical and regulatory for medical device companies
- Joined Viveve in January 2010
- Involved in many medical device start-ups including Aragon Surgical, Reliant Technologies, SURx and Endosonics

Steve Lopez – Director of Operations

- Over 20 years of engineering, manufacturing, quality and operational experience
- Joined Viveve in April 2009

viveve

Sophisticated Advisors and Investors

viveve

Board of Directors

Brigitte Smith* - Chairwoman
- Co-founder and Managing Partner, GBS Ventures†
- Over 20 years of experience in ventures capital
- Previously a strategic management consultant at Bain & Company

GBS[SM] Venture Partners

Mark Colella*
- Principal, 5AM Ventures†
- Over 15 years of venture capital and operating experience in medical device and healthcare companies
- Previously held various roles at BARRX Medical, Stryker, Primrose Alzheimer's Living & Versant Ventures

5AM Ventures®

Daniel Janney*
- Managing Director, Alta Partners† & Co-founder of the Alta BioPharma effort
- Over 20 years of experience investing in biopharmaceutical products and therapeutics
- Involved in funding and development of over 25 life sciences companies

AltaPartners[SM]

Carl Simpson*
- Co-founder and Managing Director, Coronis Medical Ventures
- Over 40 years of experience in the medical device arena
- Co-founder of Advanced Cardiovascular Systems which was sold to Lilly in 1984 and spun-off to Guidant in 1994

Coronis Medical Ventures[SM]

Scientific Advisory Board

Sheryl A. Kingsberg, Ph.D.
- Chief of behavioral medicine at MacDonald Women's Hospital/University Hospitals Case Medical Center
- Professor in Reproductive Biology and Psychiatry at Case Western Reserve University

UH® Case Western Reserve University®

Michael Krychman, M.D.
- CEO of Southern California Center for Sexual Health and Survivorship Medicine
- Associate Clinical Professor at USC Department of Obstetrics and Gynecology

Sexual Health[SM] SC®

viveve

* Indicates current individual investor, † Indicates current institutional investor

Financing History and Current Ownership

viveve

- Since inception, Viveve has raised approximately $33 million in equity capital and has $4 million in debt outstanding
  - $27 million raised in three pre-PLC merger equity/debt financings
  - $6 million in the PIPE offering in connection with the PLC merger
  - $4 million in debt financing from Square 1 Bank ($4 million drawn, up to $1 million additional available)

Capitalization (12-31-14)	Shares (millions)	% Fully Diluted Shares	Comments
10% Holders[(1)(2)]			
5AM Ventures	6.9	*30.9%*	
GBS Venture Partners	3.6	*16.0%*	
Alta Bioequities	1.9	*8.5%*	
ALL 10% Holders	12.4	*55.4%*	
TOTAL COMMON	**18.3**	***81.8%***	653 total common holders
Warrants	1.8	*8.0%*	Exercise price $0.53 – no anti-dilution provisions
Options	2.3	*10.2%*	Exercise price between $0.60-$37.00
TOTAL FULLY DILUTED	**22.4**	***100.0%***	

viveve

(1) Excludes any shares, warrants or options owned by affiliates of each entity
(2) Based on basic shares outstanding

Investment Highlights

Significant Market Opportunities

Strong Support From Sophisticated Advisors and Investors

viveve™

Safe & Effective Procedure Backed by Proprietary Technology

Experienced Management Team

Well Positioned for Rapid Growth